Income taxes	6 Months Ended
Jun. 30, 2018
Income taxes [Abstract]
Income taxes
9. Income taxes

(a) Effective tax rate

Our effective income tax rate (“ETR”) was 525.8% in the first six months of 2018 compared to 59.0% in the first six months of 2017. The ETR was different from the statutory tax rate of 25% due to the effects of the land appreciation tax (“LAT”), the corporate income tax (“CIT”) benefit of LAT, outside basis differences and changes in unrecognized tax benefits. The change in the effective income tax rate is primarily due to the increase of non-deductible interest expense, and the significant decrease in profit before tax mainly due to lower gross profit, significantly less interest expense qualifying for capitalization, and a material increase in foreign exchange losses due to the depreciation of the RMB against the US$.

(b) Liability for unrecognized tax benefit

The liability for unrecognized tax benefits as of June 30, 2018 remain unchanged from December 31, 2017.